POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of Phoenix-Seneca Funds, hereby constitute and appoint Gail P. Seneca and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix-Seneca Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix-Seneca Funds, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

WITNESS my hand and seal on the date set forth below.





November 19, 1998                            /s/ Harry Dalzell-Payne, Trustee
                                             ----------------------------
                                             Harry Dalzell-Payne

                                POWER OF ATTORNEY


        I, the undersigned member of the Board of Trustees of Phoenix-Seneca Funds, hereby constitute and appoint Gail P. Seneca and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Phoenix-Seneca Funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

        I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix-Seneca Funds, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

WITNESS my hand and seal on the date set forth below.





November 19, 1998                            /s/ Norman W. Douglass, Trustee
                                             ------------------
                                             Norman W. Douglass